                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             STERLING WEST BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                              STERLING WEST BANCORP
                             LOS ANGELES, CALIFORNIA


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 21, 1997


TO THE SHAREHOLDERS OF STERLING WEST BANCORP:

        NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of Sterling West Bancorp (the "Company") will be held at the Wilshire Country Club, Crystal Room, 301 North Rossmore Avenue, Los Angeles, California 90004, on Wednesday, May 21, 1997, at 10:00 a.m., for the following purposes, all as set forth in the attached Proxy Statement.

        1. Election of Directors. To elect seven (7) persons to the Board of Directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

         Timothy Behunin            Audrey J. Fimpler         Robert J. Schiller
         Howard M. Borris           Hassan Izad               Michael Wagner
         Allan E. Dalshaug

        2. Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

        The Bylaws of the Company provide for the nomination of directors in the following manner:

        "Section 2.11. Nomination for Directors. Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to
        Section 2.2 of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the corporation owned by the notifying shareholder.

Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each nominee."

Only those shareholders of record at the close of business on March 31, 1997 shall be entitled to notice of and to vote at the Meeting.


Dated:  April 25, 1997         BY ORDER OF THE BOARD OF DIRECTORS



                               By /s/ SHERRY  G.  ALEXANDER
                                  -----------------------------------
                                      SHERRY  G.  ALEXANDER,
                                      Secretary


        YOUR VOTE IS IMPORTANT AND, THEREFORE, WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. IN ORDER TO FACILITATE PROVISIONS FOR ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU WILL ATTEND THE MEETING.

                              STERLING WEST BANCORP
                             3287 WILSHIRE BOULEVARD
                          LOS ANGELES, CALIFORNIA 90010
                                 (213) 384-4444



                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 1997



                                  INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sterling West Bancorp (the "Company") for use at its Annual Meeting of Shareholders (the "Meeting") to be held at the Wilshire Country Club, Crystal Room, 301 North Rossmore Avenue, Los Angeles, California 90004, on Wednesday, May 21, 1997, at 10:00 a.m., and at any and all adjournments thereof. It is expected that this Proxy Statement and enclosed form of Proxy will be mailed to shareholders of record on or about April 25, 1997.


Matters To Be Considered

        The matters to be considered and voted upon at the Meeting will be:

        1. Election of Directors. To elect seven (7) persons to the Board of Directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

           Timothy Behunin         Audrey J. Fimpler       Robert J. Schiller
           Howard M. Borris        Hassan Izad             Michael Wagner
           Allan E. Dalshaug

        2. Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.


Revocability of Proxies

        A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote thereat. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders whose names are set forth in the accompanying Proxy (the "Proxy Holders") in accordance with the instructions on the Proxy. If no instruction is specified in respect to a matter to be acted upon, the shares represented by the Proxy will be voted "FOR" the election of the nominees for director set forth herein. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If, however, any other matters are properly presented at the Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the Proxy Holders.


Costs of Solicitation of Proxies

        This Proxy solicitation is made by the Board of Directors of the Company and the Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of Proxies. It is contemplated that Proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of Proxies if the Board of Directors of the Company determines that this is advisable.


Outstanding Securities and Voting Rights

        There were issued and outstanding 1,710,214 shares of the Company's common stock, no par value per share (the "Common Stock"), on March 31, 1997, which has been set as the record date ("Record Date") for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting.

        Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively only if the candidates' names have been properly placed in nomination prior to the commencement of the voting and a shareholder present at the Meeting has given notice at the Meeting prior to the commencement of the voting of his or her intention to vote his or her shares cumulatively. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate his or her votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The authority granted to the Proxy Holders under the Proxy includes the discretionary authority to cumulate votes. In the election of directors, the seven candidates receiving the highest number of votes will be elected.

        A majority of the outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum. Abstentions and broker non-votes will be treated as shares present and entitled to vote solely for purposes of determining the presence of a quorum.

                                VOTING SECURITIES

Principal Shareholders

        The following table sets forth certain information, as of March 31, 1997, with respect to persons of whom the Board of Directors is aware who own beneficially more than 5% of the Company's Common Stock outstanding as of such date:


                                                                 Common Stock Owned
                                                                    Beneficially
                                                            -----------------------------
                                                              Number of       Percent of
Name and Address of Beneficial Owner                           Shares            Class
------------------------------------                           ------            -----

Allan E. Dalshaug (1)                                          149,442           8.74%
3287 Wilshire Boulevard
Los Angeles, California 90010

Timothy Behunin (1)                                            107,854           6.31%
700 South Victory
Burbank, California 91506

Philip V. Oppenheimer                                          116,397           6.81%
119 W.  57th Street
New York, NY 10019



------------------

(1) See "VOTING SECURITIES--Management" herein for a description of the nature of the beneficial ownership and the method of calculating the percentage of beneficial ownership.

Management

        The following table sets forth certain information, as of March 31, 1997, with respect to the number of shares of the Company's Common Stock owned beneficially by each director of the Company, each of whom is also a nominee for election as a director, by the Company's Chief Executive Officer, by each of the other Named Executive Officers (as defined below), and by all directors and executive officers, as a group.

                                                            Common Stock Owned
                                                              Beneficially (1)
                                                       --------------------------------
                                                          Number of            Percent
Name and Title                                              Shares           of Class (2)
--------------                                              ------           ------------

Timothy Behunin                                         107,854 (3)              6.31%
     Director

Howard M. Borris                                          9,975 (4)                  *
     Director

Joseph C. Carona                                         24,333 (5)              1.40%
     Executive Vice President and Chief Financial
     Officer, Company;  President, Sterling Bank

Allan E. Dalshaug                                       149,442 (6)              8.74%
     President, Chief Executive Officer
     and Chairman of the Board,
     Company; Chief Executive Officer
     and Chairman of the Board,
     Sterling Bank

Audrey J. Fimpler                                        36,096 (7)              2.11%
     Director

Hassan Izad                                              20,992                  1.23%
     Director

Robert J. Schiller
      Director                                           62,975 (8)              3.68%

Michael Wagner                                           39,346                  2.30%
     Director

Directors and Executive Officers                        451,013 (9)             26.37%
     as a Group (10 persons)

-------------
*       Less than 1%

(1) Except as otherwise noted below and as provided by community property laws where applicable, each person directly or indirectly has sole voting and investment power with respect to the shares listed.

(2) In computing the percentage of shares beneficially owned, the number of shares which the person (or group) has a right to acquire within 60 days after March 31, 1997 are deemed outstanding for the purpose of computing the percentage of Common Stock owned by such person (or group), but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(3) Mr. Behunin has shared voting and investment power with respect to the shares listed.

(4) Includes 9,450 shares of Common Stock as to which Mr. Borris has shared investment and voting power.

(5) Includes 16,826 shares of Common Stock which Mr. Carona has the right to acquire upon the exercise of stock options exercisable on March 31, 1997, or becoming exercisable within 60 days thereafter, pursuant to the Company's Stock Option Plan.

(6) Includes 53,756 shares of Common Stock as to which Mr. Dalshaug has shared investment and voting power.

(7) Includes 4,101 shares of Common Stock as to which Ms. Fimpler has shared investment and voting power.

(8) Includes 2,941 shares of Common Stock as to which Mr. Schiller has shared investment and voting power

(9) Includes 16,826 shares of Common Stock which members of the group have the right to acquire upon the exercise of stock options exercisable on March 31, 1997, or becoming exercisable within 60 days thereafter, pursuant to the Company's Stock Option Plan.

                              ELECTION OF DIRECTORS

Board of Directors of the Company

        The Bylaws of the Company provide that the number of directors shall be not less than seven (7) nor more than thirteen (13) until changed by a bylaw amending Section 3.3 of the Company's Bylaws duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by an amendment thereof duly adopted by the Company's Board of Directors. Pursuant to the foregoing, the number of directors is presently fixed at seven
(7).

        The persons named below, all of whom are present members of the Board of Directors, have been nominated for election by the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified. Certain of the directors also serve on the Boards of Directors of the Company's subsidiaries, Sterling Bank and Sterling Business Credit, Inc. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said seven nominees, or as many thereof as possible, under applicable voting rules. In the event that any of the nominees should be unable or unwilling to accept nomination or election as a director, it is intended that the Proxy Holders will vote for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR.

        The following table sets forth certain information, as of March 31, 1997, with respect to each director of the Company.


                                                                                                  Year First
                                              Principal                                           Elected or
                                           Occupation for                                         Appointed
Name and Title                          the Past Five Years                               Age     Director
--------------                          -------------------                               ---     --------
Timothy Behunin                          President, Behunin                               45        1985
  Director                               Construction Co., Inc.
                                         General Partner,
                                         Del Rey Properties and
                                         D&B Partnership (real
                                         estate developers),
                                         President, LAEC, Inc.
                                         (operation of the L.A.
                                         Equestrian Center)

Howard Borris                        President, Howard M. Borris                          54        1996
         Director                        & Co. Inc. (an individual
                                         financial management
                                         company)

Allan E. Dalshaug                    Chairman of the Board,                               65        1982
         Chairman of                     Chief Executive Officer
         the Board                       and President, Company,
                                         Chairman of the
                                         Board and Chief
                                         Executive Officer,
                                         Sterling Bank (1)

Audrey J. Fimpler                    Owner, Flight Centers, Inc.                          65        1982
         Director                        (travel agency) (1989-
                                         Present)

Hassan Izad                          President, Westown                                   53        1990
         Director                        Development (1987-Present),
                                         General Partner,
                                          Ariana Development
                                         (1990-Present) (real
                                         estate developer),
                                         President, Phoenix Electronics Inc.
                                         (electronic products company)
                                         (1992-Present)


                                                                                                  Year First
                                              Principal                                           Elected or
                                           Occupation for                                         Appointed
Name and Title                          the Past Five Years                               Age     Director
--------------                          -------------------                               ---     --------

Robert J. Schiller                   Chairman of the Board,                                78      1982
         Director                        Guild Management
                                         Corporation (an
                                         individual financial
                                         management company)

Michael Wagner                       President, Wagner/                                    71      1982
         Director                        Jacobson Brokerage,
                                         Inc., (realtors) (1983-
                                         Present)

----------------------


(1) Mr. Dalshaug is a director of L.A. Gear, Inc. and Jalate, Ltd., both corporations with securities registered under the Securities Exchange Act of 1934, as amended.


The Board of Directors and Committees

        The Board of Directors has various standing committees, including an Executive Committee, Audit Committee and a Compensation Committee. The Board has no standing nominating committee, however, the procedures for nominating directors, other than by the Board of Directors itself, are set forth in the Company's Bylaws and in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

        The Company's Executive Committee, which did not meet during 1996, is chaired by Mr. Schiller, and Mr. Dalshaug is a member. The purpose of the Executive Committee is to exercise the powers of the Board with respect to the management of the business and affairs of the Company between Board meetings.

        The Company's Audit Committee, which held eight meetings during 1996, is chaired by Mr. Reed Robinson, a director of Sterling Bank, and Mr. Schiller and Ms. Fimpler are members. The purpose of the Audit Committee is to direct the activities of the internal auditors, to make certain that the internal auditors have the necessary freedom and independence to fully examine all the records of the Company and its subsidiaries, to review the audit reports prepared by the internal auditors and management, and to review the reports of the Company's independent auditors and regulators.

        The Company's Compensation Committee, which held five meetings during 1996, is chaired by Ms. Fimpler, and Messrs. Schiller, Behunin and Dalshaug are members. Mr. Dalshaug abstains from voting on all matters affecting his employment. The purpose of the Compensation Committee is to administer the employee stock ownership and the stock option plans of the Company and to provide oversight for the personnel employment and compensation matters of the Company, including the authority to negotiate and execute, subject to final approval of the Board, employment contracts with key executive officers of the Company and its subsidiaries.

        During the fiscal year ended December 31, 1996, the Board of Directors of the Company held a total of eleven meetings. All of the present directors of the Company attended at least 75% of the aggregate of (i) the total number of such meetings and (ii) the total number of meetings held by all committees of the Board on which he or she served during 1996.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


Overview

        As of December 31, 1996, all compensation of executive officers of the Company was paid by the company for which each executive officer had primary responsibility.


Compensation Tables

SUMMARY COMPENSATION TABLE
        The following table sets forth a comprehensive overview of the compensation of the Company's Chief Executive Officer and the only other executive officer at December 31, 1996 whose salary and bonus earned during 1996 exceeded $100,000. Comparative data for the previous two fiscal years is also provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission").

                                                            Annual Compensation       Long Term          All Other
                                                            -------------------      Compensation      Compensation
Name and                                                    Salary         Bonus        Payouts             (1)
Principal Position                                 Year      $               $             $                  $
--------------------                              -----     --------------------     -------------     ---------------

Allan E. Dalshaug (2)                             1996      166,428         --           --                6,106
  President, Chief Executive Officer and
  Chairman of the Board, Company; Chief           1995      169,428         --           --                3,935
  Executive Officer and Chairman of the Board,
  Sterling Bank                                   1994      190,928         --           --                6,089


Joseph C. Carona                                  1996      140,280         --           --                  836
 Executive Vice President and Chief
 Financial Officer, Company;                      1995      141,580         --           --                1,123
 President, Sterling Bank
                                                  1994      155,880         --           --                2,758




(1) Includes for Messrs. Dalshaug and Carona respectively, $656 and $240 of contributions in 1996 to the individuals' account within the Company's Employee Stock Ownership Plan ("ESOP"). No contributions were made by the Company to the ESOP in 1995 and 1994. Includes for Messrs. Dalshaug and Carona respectively, $5,450 and $596 in 1996, $3,935 and $1,123 in 1995, and $6,089 and $2,758 in 1994 of premiums paid by the Company (or the subsidiary for which the executive officer had primary responsibility) for term life insurance for their respective benefits.


(2) Mr. Dalshaug reimbursed $3,914 on March 21, 1996 to Sterling West Bancorp in connection with balances due upon completion of his employment contract in 1992.

                                Stock Option Plan


         During 1996, no options were granted or exercised under the Company's Stock Option Plan. The following table presents the amount and value of certain options held by each Named Executive Officer at December 31, 1996. All options listed in the table were out-of-the-money (the exercise price exceeded the market price of the Company's Common Stock) at December 31, 1996. The Company has never issued stock appreciation rights.


          AGGREGATED OPTION EXERCISES AND YEAR-END VALUES (FISCAL 1996)

                                Number of Unexercised           Value of Unexercised In-the-Money
                                  Options at Year-End                  Options at Year-End

Name                         Exercisable/Unexercisable               Exercisable/Unexercisable
----                         -------------------------               -------------------------

Allan E. Dalshaug                      0    /     0                          $ 0   /    0
Joseph C. Carona                   16,826   /     0                            0   /    0




Executive Officer Employment Agreement

        Mr. Dalshaug. The Company entered into a new employment agreement with Mr. Dalshaug dated January 2, 1997 which expires on January 2, 1998. Under the agreement, Mr. Dalshaug is paid a base salary of $166,500 and incentive compensation at the discretion of the Board of Directors of the Company. The agreement also provides for certain benefits including an automobile allowance, reimbursement of business expenses, vacation time, life insurance premium payments and certain club membership dues. The agreement provides that upon termination of the agreement before expiration of the term, for any reason other than cause, voluntary termination or commission of a dishonest act in the course of his employment, Mr. Dalshaug will receive a lump sum payment equal to 4 months of his then-current salary, plus any accrued and unpaid incentive compensation.


        Mr. Carona. Sterling Bank entered into a new employment agreement with Mr. Carona dated January 2, 1997 as the President of the Bank, which expires on December 31, 1997. The agreement provides for salary at the annual rate of $140,280. The agreement provides that Mr. Carona may receive incentive compensation at the discretion of the Board of Directors of Sterling Bank. The agreement also provides for certain benefits including an automobile allowance, reimbursement of business expenses, vacation time, life insurance premium payments and certain club membership dues.


Directors' Compensation

        All non-officer directors of the Company received during 1996 and currently receive a director's fee of $300 per month. Additionally, non-officer directors of the Company who are also on the Board of

Directors of Sterling Bank or Sterling Business Credit, Inc. received in 1996 and currently receive a director's fee of $200 per meeting. Non-officer directors serving on Sterling Bank's Loan Committee received $75 per meeting. Non-officer directors serving on the Company's Audit Committee received $75 per meeting while the Chairman of the Audit Committee received $125 per meeting. Non-officer directors of the Company serving on the Asset-Liability and Community Reinvestment Act Committees of Sterling Bank received $75 per meeting.

        Non-officer directors of the Company and its subsidiaries were eligible to participate in the Company's Stock Option Plan, as amended. The ability of the Company to grant options under that Plan expired in 1992 and no directors currently have outstanding options under that Plan.


Compensation Committee Interlocks and Insider Participation

        During 1996 the Compensation Committee met five times to determine or establish executive officer compensation. Mr. Dalshaug, an officer of the Company and its subsidiaries, was a member of the Compensation Committee during 1996 and currently. No other current or former officers serve as members of the Compensation Committee. None of the executive officers of the Company serve on the board of directors of another entity whose executive officers or directors serve on the Company's Board. Mr. Dalshaug abstains from voting on all matters affecting his employment.


Report of the Board on Executive Compensation

        The following Report of the Board on Executive Compensation and the performance graph in the next section shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

        Allan E. Dalshaug, as Chairman and Chief Executive Officer of the Company, periodically submits to the Board recommendations respecting the salary, bonus and/or bonus formula and other compensation provisions to be provided to the Company's executive officers.


                    Executive Officer Compensation Philosophy

        At various times in the past the Company's executive compensation policies and specific executive compensation programs were based on the understanding that maximizing return on shareholders' equity was a key measure of performance. However, in 1996, the Company's compensation policies and practices were implemented primarily based on the understanding that returning the Company to profitability was key.

        Base salaries for management employees are determined primarily by the responsibilities of the position, the performance of the individuals, their general experience and qualifications and the financial performance of the Company. The Company believes that the competitive arena in which it operates requires management of the highest caliber, and that to attract and retain such individuals will require payment of competitive salaries. Based on the knowledge and experience of its members, the Compensation Committee believes the Company's salaries are competitive.

        The President of Sterling Bank receives a base salary according to the terms of his employment agreement. Cash incentives for this individual are determined at the discretion of the Board of Directors of Sterling Bank and are based primarily on the performance of Sterling Bank (including return on shareholders' equity and loan quality) and, secondarily, the President's individual performance. Cash incentives for other executive officers are determined at the discretion of the Board of Directors of the company which is their primary employer and are based primarily on the performance of that company and, secondarily, the performance of the individual.


                      Chief Executive Officer Compensation

A significant portion of Mr. Dalshaug's compensation in past periods prior to 1996 was in the form of stock ownership due to a desire to emphasize shareholder value in his incentive package. Mr. Dalshaug's compensation in 1996 was based on the terms of a one year employment agreement executed on January 2, 1997, which established a base salary of $166,500 and allowed for the possibility of an incentive compensation bonus (although none was paid). The amount of base compensation and other features of the employment contract reflected the Company's poor financial performance in recent years but also provides incentives for improvements in the Company's profitability. Mr. Dalshuag's large stock ownership in the Company also provides similar incentives. The Company returned to profitability in 1996.

        Mr. Dalshaug's employment contract was renewed in 1997, and will expire on January 2, 1998. In addition to the base salary provided during the employment period, the Board of Directors may, in its sole and absolute discretion, determine to pay incentive compensation to Mr. Dalshaug, in a form and in an amount to be determined solely by the Board of Directors. However, the Board of Directors is under no obligation to provide for any such incentive compensation.

        The Board believes that Mr. Dalshaug's compensation has resulted in an appropriate alignment of his rewards from the Company with the interest of shareholders.

        Members of the Compensation Committee of the Board of Directors:

        Timothy G. Behunin        Audrey J. Fimpler         Robert J. Schiller

                                PERFORMANCE GRAPH

         Set forth below is a graph comparing the yearly percentage change in cumulative total shareholder return of the Company's Common Stock (SWBC) with the cumulative total return of the NASDAQ Stock Market Index and that of the Montgomery Securities Western Bank Monitor Southern California Proxy for the five years ending December 31, 1996. It is assumed in the graph that $100 was invested in the Common Stock, in the stock of the companies in the NASDAQ Stock Market Index and in the stocks of the Montgomery Securities Western Bank Monitor Southern California Proxy companies just prior to December 31, 1991 and that all dividends received within a quarter were reinvested in that quarter.


        The performance graph has a vertical axis ranging from 0 to 300 at 50 point intervals. the horizontal axis shows the years from 1991 to 1996. The graph contains three lines depicting the performance of the NASDAQ Stock Market, the Montgomery Securities Western Bank Monitor Southern California Proxy and Sterling West Bancorp common stock (SWBC). The points on the graph are as follows:




Year                   1991          1992          1993          1994          1995          1996
                       ----          ----          ----          ----          ----          ----

NASDAQ Stock
 Market                100          116.38        133.60        130.59        184.57        227.16

Southern
 Cal Proxy             100           99.53        121.69        138.83        176.08        265.81

SWBC                   100           84.99         57.69         31.47         62.72         84.68

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Some of the directors and executive officers of the Company and its subsidiaries, and the companies with which they are associated, were customers of, and had banking transactions with, Sterling Bank in the ordinary course of Sterling Bank's business during the 1996 fiscal year, and Sterling Bank expects to have such banking transactions in the future. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of management of Sterling Bank, did not and do not involve more than a normal risk of collectibility or present other unfavorable features.





                              INDEPENDENT AUDITORS

        The Company has selected KPMG Peat Marwick as the Company's independent auditors for the fiscal year ending December 31, 1997. KPMG Peat Marwick has served as the Company's independent auditors since October 30, 1991. KPMG Peat Marwick performed audit services for fiscal 1996 which included the examination of the consolidated financial statements and services relating to filings with the Securities and Exchange Commission. All professional services rendered by KPMG Peat Marwick during 1996 were furnished at customary rates and terms. Representatives of KPMG Peat Marwick will be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

                                  ANNUAL REPORT

        Sterling West Bancorp's Annual Report for the fiscal year ended December 31, 1996 accompanies this Proxy Statement. The Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of KPMG Peat Marwick, independent auditors.

        UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO SHERRY ALEXANDER, SECRETARY, AT 3287 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90010, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR ENDED DECEMBER 31, 1996, INCLUDING THE FINANCIAL STATEMENTS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.


                            PROPOSALS OF SHAREHOLDERS

        Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 1998 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 26, 1997 in a form that complies with applicable regulations.


                                 OTHER BUSINESS

        The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than as stated in the accompanying Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with their best judgment and in their discretion, and authority to do so is included in the Proxy.

Dated:  April 25, 1997



                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            By /s/ SHERRY  G. ALEXANDER
                                              ---------------------------------
                                                   SHERRY  G. ALEXANDER,
                                                   Secretary

              STERLING WEST BANCORP EMPLOYEE STOCK OWNERSHIP PLAN
                      PARTICIPANT VOTING INSTRUCTION CARD

      For use in connection with the voting of allocated shares of STERLING WEST BANCORP at the Annual Meeting of Shareholders.

      This card is furnished by the Plan's Administrator. It is not being furnished by or on behalf of the Board of Directors of STERLING WEST BANCORP and is not intended to constitute the solicitation of a proxy.

      The undersigned participant in the STERLING WEST BANCORP Employee Stock Ownership Plan (the "ESOP") hereby directs the ESOP's Trustee that all of those shares of the Common Stock, no par value, of STERLING WEST BANCORP (the "Company") allocated to the ESOP account(s) of the undersigned (the aggregate number of which shares is set forth below the undersigned's name on the reverse hereof) be voted at the Annual Meeting of the Shareholders of the Company to be held on May 21, 1997 (the "Annual Meeting"), and at any and all adjournments thereof, as indicated on the reverse hereof with respect to each proposal therein set forth, and in the discretion of the Trustee upon such other business as may be properly brought before the Annual Meeting or any such adjournment. In giving this direction, the undersigned hereby acknowledges (i) receipt of the Proxy Statement, dated April 25, 1997, and (ii) that more complete information with respect to the proposals set forth on the reverse hereof is contained in the Proxy Statement.

      Please complete, date, sign and promptly return this card to the Trustee. IF THE TRUSTEE DOES NOT RECEIVE TIMELY A PROPERLY COMPLETED, DATED AND SIGNED CARD, ALL OF THE SHARES REFERRED TO ABOVE WILL BE VOTED FOR OR AGAINST EACH PROPOSAL IN THE SAME PROPORTION AS THOSE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED TIMELY BY THE TRUSTEE. The directions set forth on the reverse hereof with respect to any such proposal may be revoked by a subsequently dated and properly completed and signed card which is RECEIVED TIMELY BY THE TRUSTEE, giving directions as to ALL such proposals.

(Please specify your choice on each proposal, date and sign (all on the reverse hereof) and return in the enclosed envelope.)

                          (Continued on reverse side)

       (Continued from other side, which contains important information)

1.   ELECTION OF DIRECTORS

       [ ] FOR all nominees listed (except          [ ] WITHHOLD AUTHORITY to vote
           as marked to the contrary below)             for all nominees listed below

Nominees: Timothy Behunin, Howard M. Borris, Allan E. Dalshaug,
          Audrey J. Fimpler, Hassan Izad, Robert J. Schiller and Michael Wagner

  (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space below.)

--------------------------------------------------------------------------------

2. In its discretion, the Trustee or its proxy is authorized to vote upon such other business as may properly come before the meeting.

                                                       Dated: ____________, 1997


                                                       -------------------------
                                                              (Signature)

                                                       Please sign EXACTLY as
                                                       your name appears on this
                                                       card.

PROXY


                             STERLING WEST BANCORP
      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 21, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder(s) of Sterling West Bancorp (the "Company") hereby nominate(s), constitute(s) and appoint(s) Allan E. Dalshaug and Sherry
G. Alexander ("Proxy Holders") and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the Wilshire Country Club, Crystal Room, 301 Rossmore Avenue, Los Angeles, California 90004, on Wednesday, May
21, 1997, at 10:00 a.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

                      Please sign and date on reverse side

                              FOLD AND DETACH HERE

                                                             Please mark
                                                            your votes as
                                                            indicated in   /X/
                                                            this example.



1. ELECTION OF DIRECTORS             FOR                           WITHHOLD
                          all nominees listed below               AUTHORITY
                          (except as indicated to the           to vote for all
                          contrary below). Discretionary           nominees
                          authority to cumulate votes
                                 is granted.

                                    /   /                            /   /


Nominees: Timothy Behunin, Howard M. Borris, Allan E. Dalshaug,
          Hassan Izad, Audrey J. Fimpler, Robert J. Schiller and Michael Wagner


(INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space below.)

________________________________________________________________________________

2. OTHER BUSINESS. In their discretion, the Proxy Holders are authorized to vote upon such other business at may properly come before the Meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD DIRECTORS.

                                 Please sign and date below

                    The undersigned hereby ratifies and confirms all that the
                Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned
      ------    to vote at said Meeting. The undersigned acknowledges receipt of
           /    the Notice of Annual Meeting of Shareholders and the Proxy
           /    Statement accompanying said Notice.


                                _________________________
                                   (Number of Shares)


                        (I) (WE) WILL   /   /          WILL NOT   /   /

                                      ATTEND THE MEETING IN PERSON.


Signature(s) ___________________ Print Name(s)__________________ Dated ________

(Please date this proxy and sign above as your name(s) appear(s) on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should give their full title).

                              FOLD AND DETACH HERE